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                                 NORTHERN FUNDS

                               FIXED INCOME FUNDS

                         SUPPLEMENT DATED APRIL 1, 2002
                        TO PROSPECTUS DATED JULY 31, 2001

THE FOLLOWING SUPPLEMENTS THE INFORMATION CONTAINED IN THE PROSPECTUS UNDER "INVESTMENT ADVISERS" ON PAGE 36:

Effective April 1, 2002, Northern Trust Global Investments (Europe) Limited joined Northern Trust Investments, Inc. as Investment Adviser for the Fixed Income Fund.

THE FOLLOWING REPLACES THE SIXTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 38:

The management team leader for the Fixed Income Fund is Mark Wirth, Senior Vice President of Northern Trust. Mr. Wirth has had such responsibility since July 1998. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.















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